UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2023

Azenta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(978) 262-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2023, Azenta, Inc. (the “Company”) appointed Herman Cueto as its Executive Vice President and Chief Financial Officer, effective as of October 16, 2023 (the “Start Date”), to succeed the Company’s current Executive Vice President and Chief Financial Officer, Lindon Robertson, who is retiring. Mr. Robertson is expected to remain the Company’s Principal Financial Officer until the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, after which time, Mr. Cueto will become the Company’s Principal Financial Officer. Mr. Robertson will also remain with the Company as an advisor to facilitate the transition.

Mr. Cueto, age 49, previously served as the Senior Vice President of Finance of Becton, Dickinson and Company (NYSE: BDX), since June 2021, and served in senior financial and operations roles at Becton, Dickinson and Company since December 2017 including as the Senior Vice President and Chief Financial Officer of Becton, Dickinson and Company’s Medical Segment from January 2021 to June 2021. Prior to that, Mr. Cueto was at C.R. Bard, Inc. for fourteen years, most recently as Vice President and Group CFO. Mr. Cueto earned a Bachelor of Science and Master’s degrees from Fairleigh Dickinson University and a Master of Business Administration degree from Seton Hall University.

Pursuant to an offer letter dated as of September 22, 2023 between Mr. Cueto and the Company (the “Offer Letter”), Mr. Cueto is entitled to receive (i) an annual base salary of $520,000, (ii) an annual cash bonus under the Company’s Performance-Based Variable Compensation Plan with an annual target of 80% of his annual base salary, (iii) restricted stock units under the Company’s Long-Term Incentive Plan with a value of $1.25 million, of which 75% of the value will be performance based over the 2024, 2025 and 2026 fiscal years and 25% of the value will be time based that vest over three years, (iv) a new hire cash bonus of $740,000, with $500,000 payable within 30 days of the Start Date and $240,000 payable on the first anniversary of the Start Date, subject to 100% and 50% clawback if Mr. Cueto voluntarily resigns before the first or second anniversary of the Start Date, respectively, and (v) time-based restricted stock units with a value of $500,000 that will vest 50% on each of the first and second anniversary of the Start Date. The equity awards will be under the Company’s Amended and Restated 2020 Equity Incentive Plan, will be subject to a continuing service vesting requirement and provide for accelerated vesting of unvested grants if there is a qualified termination within one year following a change in control of the Company. In addition, Mr. Cueto will be eligible to participate in the Company’s sponsored benefit plans available to other executive level Company employees and the Company will provide Mr. Cueto up to $200,000 of relocation expense reimbursements which are subject to 100% and 50% reimbursement back to the Company if Mr. Cueto voluntarily resigns before the first or second anniversary of the Start Date, respectively.

Under the Offer Letter, if the Company terminates Mr. Cueto’s employment without “cause” as defined in the Company’s Amended and Restated 2020 Equity Incentive Plan, Mr. Cueto will be eligible for salary continuation payments at his then current annual base salary and continued coverage under the Company’s medical, dental and vision plans for a period of up to 12 months if he is unable to find a comparable position, subject in each case, to Mr. Cueto’s execution of the Company’s customary separation agreement and waiver of claims.

Further, in connection with Mr. Cueto’s appointment, Mr. Cueto and the Company will enter into the Company’s standard form indemnification agreement for executive officers (the “Indemnification Agreement”).

Except for the Offer Letter and the Indemnification Agreement, there is no arrangement or understanding between Mr. Cueto and any other person pursuant to which Mr. Cueto was selected as an officer. Mr. Cueto is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Cueto has no family relationships with any of the Company’s directors or executive officers.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

Item 7.01Regulation FD Disclosure.

A copy of the press release announcing Mr. Cueto’s appointment, Mr. Robertson’s retirement and information about the Company’s fourth quarter fiscal 2023 guidance is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Limitation on Incorporation by Reference. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached to this Current Report on Form 8-K as Exhibit 99.1, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: September 26, 2023	Jason W. Joseph
Senior Vice President, General Counsel and Secretary